UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  JUNE 30, 2005


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-13895                  34-1444240
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


             5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA         90293
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (310) 338-9757

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 30, 2005, we and Barre Rorabaugh, the President of our wholly-owned subsidiary Sealife Marine Products, Inc., entered into a First Amendment to that certain Executive Employment Agreement between us and Mr. Rorabaugh dated June 15, 2004. The amendment provides Mr. Rorabaugh with a right to additional compensation in the event that the proceeds he receives from the sale of our shares of common stock received as compensation are less than the value of the shares (based on the 20-day volume-weighted average price per share) at the time of issuance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  10.1 First Amendment to Executive Employment Agreement by and between SeaLife Corporation and Barre Rorabaugh, dated June 30, 2005.


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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 7, 2005                     SEALIFE CORPORATION


                                  /S/ ROBERT A. MCCASLIN
                                 -----------------------------------------------
                                 Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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